Employee benefit plans	12 Months Ended
Dec. 31, 2018
Retirement Benefits [Abstract]
Employee benefit plans
Employee benefit plans
The Company and certain subsidiaries contributed $991 (2017 – $877) to employee Registered Retirement Savings Plans ("RRSP"). The Company matches voluntary contributions made by employees to their RRSP to a maximum of 5% of base salary for each employee. Other subsidiaries of the Company contribute $1.00 per hour for all eligible employees.